UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

January 6, 2012 (Date of earliest event reported: December 31, 2011)

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33460	94-1690082
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1500 CityWest Blvd., Suite 800

Houston, Texas, 77042

(Address of principal executive offices)

(713) 850-7600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2011, Gerald Gilbert and the Company entered into a Confidential Release and Severance Agreement (the “Agreement”), pursuant to which Mr. Gilbert’s employment with the Company, and his position as Senior Vice President, was terminated.  Pursuant to the Agreement, in exchange for a general release of claims, a three-month non-compete agreement and certain other consideration, the Company agreed to pay Mr. Gilbert three months of base salary.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOKINETICS INC.

January 6, 2011	By:	/s/ William L. Moll, Jr.,
William L. Moll, Jr., Vice President, General Counsel and Corporate Secretary